UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 5, 2018, Sun Hydraulics Corporation (“Sun”) filed a Current Report on Form 8-K (“Original Report”) to report the completion of its acquisition of all of the outstanding equity interests of Polyusus Lux IV S.à.r.l., a Luxembourg limited liability company (“Polyusus Lux IV”), the owner of 100% of the share capital of Faster S.p.A., an Italian joint stock company (“Faster”). By this amendment No. 1 to the Original Report, Sun is amending Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated statements of financial position of Faster as of December 31, 2017 and 2016, and the audited consolidated statements of comprehensive income, cash flows and changes in shareholders’ equity for the years ending December 31, 2017, 2016 and 2015, and the notes thereto are filed as exhibit 99.1 to this Form 8-K/A.

Pursuant to a letter dated February 13, 2018, from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, the staff agreed to permit Sun to substitute the audited financial statements for Faster in lieu of audited financial statements for its parent company, Polyusus Luv IV to satisfy the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined balance sheet and the unaudited pro forma combined statement of operations of Sun Hydraulics Corporation as of and for the year ended December 30, 2017, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(d)Exhibits.

23.1	Consent of Independent Auditors
99.1

Audited consolidated statements of financial position of Faster S.p.A. as of December 31, 2017 and 2016, the related consolidated statements of comprehensive income, cash flows and changes in shareholders’ equity for the years ending December 31, 2017, 2016 and 2015, and the related notes thereto.

99.2	Unaudited Pro Forma Combined Financial Statements of Sun Hydraulics Corporation as of and for the year ended December 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

Dated: June 20, 2018	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

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